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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 14, 2003

                        COMMISSION FILE NUMBER: 333-30914


                             XTREME COMPANIES, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
---------------------------------                  --------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)

    9116 Covered Wagon Dr.
      Las Vegas, Nevada                                   89117
---------------------------------                    ---------------
(Address of principal executive offices)                (Zip Code)

                                 XTREME WEBWORKS
                       8100 W. Sahara, Las Vegas, NV 89117
        ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)



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Item 5. Other Events and Regulation FD Disclosure.

On March 26th, 2003, Garrett J. Oberle was appointed as a director of the company. His resume is attached hereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            XTREME COMPANIES, INC.
                                            ----------------------
                                            (Name of Registrant)


Date:  April 14, 2003                       By: /s/ DONALD C. BRADLEY
                                            -----------------------------
                                            DONALD C. BRADLEY
                                            C E O / SECRETARY


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                                                       Phone 702-370-1581
                          845 Roban Street             Fax 702-369-0890
                          Las Vegas, Neveda  89124     E-mail GJOLoans@Yahoo.com

Garrett J. Oberle
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Objective         To associate with a growing organization where I can use my skills and talents to accomplish the corporate mission.

Experience        SKOFED Mortgage Bank                             Las Vegas, NV
                  Mortgage Banker
                  o  Market, Originate, and Package portfolio mortgage products.
                  o  Ensure compliance with conventional and government loans.
                  o  Supervise staff in resolving underwriting issues

                  Accolade Financial Services                  Scotts Valley, CA
                  Vice-President of Operations
                  o  Supervise daily operations with a staff of 40.
                  o Administrate and package annual volume of $700,000,000.00 in mortgage loan originations.

                  Signature Pools Inc                               Campbell, CA
                  Vice-President & General Manager
                  o Commercial and Residential pool construction through five branch offices in California.
                  o Supervise staff of 50; coordinate building operations of 600 pools annually.

Education         1973-1976          University Of Maryland  Baltimore, Maryland
                  o  B.A., Economics